Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 033-96634
                                                     1940 Act File No. 811-09094



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                           PROSPECTUS

                     January 31, 2008





                            THE LEUTHOLD GLOBAL FUND

                                    [ARTWORK]



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Global Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. It invests mainly in the global stock and bond markets. The Fund offers two classes of shares, Retail and Institutional. The Classes differ only in their ongoing fees and investment eligibility requirements.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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            Leuthold Global Fund
            33 South Sixth Street
            Suite 4600
            Minneapolis, Minnesota 55402
            1-888-200-0409


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TABLE OF CONTENTS

Questions Every Investor Should Ask
 Before Investing in the Fund ...........................................    1
Fees and Expenses .......................................................    4
Other Information about the Fund's
 Investment Objectives, Strategies and Risks ............................    5
Management of the Fund ..................................................    7
The Fund's Share Price ..................................................    8
Purchasing Shares .......................................................    8
Redeeming Shares ........................................................   12
Exchanging Shares .......................................................   15
Dividends, Distributions and Taxes ......................................   16
Financial Highlights ....................................................   16

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

                  QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUND


1. WHAT ARE THE FUND'S GOALS?

Leuthold Global Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.


2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Leuthold Global Fund is a "flexible" fund, meaning that it allocates its investments among:

     > Common stocks and other equity securities from around the world (including common stocks and other securities sold short);

     > Bonds and other debt securities from around the world (other than money market instruments); and


     >    Money market instruments from around the world


in proportions which reflect the judgment of Leuthold Weeden Capital Management (the "Adviser") of the potential returns and risks of each asset class.


The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. Normally, the Fund will invest at least 40% of its assets in securities from international markets, unless market conditions are not deemed favorable by the Adviser, in which case the Fund may invest less than 40% of its assets in securities from international markets. Specifically, the Fund expects that:


     > 30% to 70% of its assets will be invested in common stocks and other equity securities from international markets;

     > 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments) from international markets; and


     > up to 20% of its assets will be invested in money market instruments from around the world.


The Fund's investments in common stocks and other equity securities may consist of the following from around the world:

     >   Large, mid or small capitalization common stocks;

     >   Growth stocks, value stocks or cyclical stocks;

     >   Aggressive stocks or defensive stocks;

     >   Stocks in any industry or sector;

     >   Equity mutual funds and exchange-traded funds; and

     >   Options.

In investing in common stock and other equity securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (the "Global Group Strategy"). The Fund will invest in domestic and foreign companies of all sizes and industries as well as in "growth" stocks and "value" stocks.

The Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors


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                                                                    PROSPECTUS 1
about 67 global groups. The major types of groups the Adviser monitors are:

     > Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

     >    Thematic Broad Groups that may bridge a number of industries.

     > Industry Specific Groups comprised of narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

The Fund may invest in investment grade corporate debt securities of companies in the United States and in other industrialized nations and emerging markets, and in debt securities issued by the United States government and foreign governments. The Fund may also invest in mutual funds and exchange-traded funds that invest in high yield securities commonly known as "junk bonds."

The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.


3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Investors in the Fund may lose money. There are risks associated with the Fund's principal investment strategies, and these principal risks are discussed below. For a discussion of any non-principal investment risks, see "Other Information About the Fund's Investment Objectives, Strategies and Risks".

     > Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     > Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

     > Credit Risk: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds and exchange-traded funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

     > Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds and exchange-traded funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may


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2 PROSPECTUS
          involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

     > Short Sales Risk: The Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

     > High Portfolio Turnover Risk: The Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) would result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

     > Asset Allocation Risk: The Fund's performance will also be affected by the Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

     > Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.


4. HOW HAS THE FUND PERFORMED?

The Fund is newly organized and therefore has no performance history as of the date of this


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                                                                    PROSPECTUS 3

Prospectus. The Fund's performance (before and after taxes) will vary from year to year.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

                                    LEUTHOLD                LEUTHOLD
                                     GLOBAL                  GLOBAL
                                      FUND                    FUND
                                    (RETAIL)            (INSTITUTIONAL)
                             ---------------------   ---------------------
Maximum Sales
 Charge (Load)
 Imposed on
 Purchases (as a
 percentage of               No Sales                No Sales
 offering price) .........   Charge                  Charge
Maximum Deferred             No Deferred             No Deferred
 Sales Charge (Load)         Sales Charge            Sales Charge
Maximum Sales
 Charge (Load)
 Imposed on
 Reinvested
 Dividends and               No Sales                No Sales
 Distributions ...........   Charge                  Charge
Redemption Fee ...........   2%(1)(2)                2%(1)(2)
Exchange Fee .............   2%(1)(3)                2%(1)(3)

--------------------------------
(1) IF YOU REDEEM OR EXCHANGE SHARES YOU HAVE OWNED FOR LESS THAN 5 BUSINESS DAYS, A 2% FEE WILL BE DEDUCTED FROM THE VALUE OF YOUR REDEMPTION OR EXCHANGE PROCEEDS. THIS FEE IS PAYABLE TO THE FUND. THE FUND MAY, IN ITS SOLE DISCRETION, WAIVE THIS FEE IN THE CASE OF DEATH, DISABILITY, HARDSHIP OR OTHER LIMITED CIRCUMSTANCES THAT DO NOT INDICATE MARKET TIMING STRATEGIES.
(2)   OUR TRANSFER AGENT CHARGES A FEE OF $15.00 FOR EACH WIRE REDEMPTION.
(3)   OUR TRANSFER AGENT CHARGES A FEE OF $5.00 FOR EACH TELEPHONE EXCHANGE.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)

                                           LEUTHOLD              LEUTHOLD
                                            GLOBAL                GLOBAL
                                             FUND                  FUND
                                           (RETAIL)          (INSTITUTIONAL)
                                      ------------------   -------------------
Management Fees ...................           1.25%                1.25%
Distribution (12b-1) Fees .........           0.25%                None
Other Expenses ....................           0.60%(1)             0.60%(1)
                                          --------              -------
   Service Fees ...................           None                 None
   Dividend on Short
    Positions .....................           0.20%                0.20%
   All remaining Other
    Expenses ......................           0.40%                0.40%
Acquired Funds Fees and
 Expenses .........................           0.02%(2)             0.02%(2)
Total Annual Fund
 Operating Expenses ...............           2.12%                1.87%
                                          --------              -------
Expense Reimbursement
 or Recovery ......................          (0.05)%(3)           (0.00)%(3)
                                          --------              -------
Net Expenses ......................           2.07%                1.87%
                                          ========              =======

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(1)   OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(2) ACQUIRED FUND FEES AND EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE FUND INDIRECTLY BEARS A PRO RATA SHARE OF THE
      FEES AND EXPENSES OF EACH UNDERLYING FUND IN WHICH IT INVESTS. SINCE ACQUIRED FUND FEES AND EXPENSES ARE NOT DIRECTLY BORNE BY THE FUND, THEY ARE NOT REFLECTED IN THE FUND'S FINANCIAL STATEMENTS, WITH THE RESULT
      THAT THE INFORMATION PRESENTED IN THE EXPENSE TABLE WILL DIFFER FROM THAT PRESENTED IN THE FINANCIAL HIGHLIGHTS.
(3)   THE ADVISER HAS AGREED TO WAIVE ITS ADVISORY FEE TO THE EXTENT NECESSARY
      TO ENSURE THAT NET EXPENSES (EXCLUDING DIVIDENDS ON SHORT POSITIONS AND ACQUIRED FUND FEES AND EXPENSES) DO NOT EXCEED 1.85% OF THE AVERAGE DAILY NET ASSETS OF THE FUND. THE ADVISER MAY RECOVER WAIVED FEES IN SUBSEQUENT YEARS.


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4 PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          LEUTHOLD            LEUTHOLD
                                           GLOBAL              GLOBAL
                                            FUND                FUND
                                          (RETAIL)         (INSTITUTIONAL)
                                         ----------       ----------------
1 Year ...............................     $  210              $  190
3 Years ..............................     $  659              $  588
5 Years ..............................     $1,134              $1,011
10 Years .............................     $2,448              $2,190


                  OTHER INFORMATION ABOUT THE FUND'S INVESTMENT
                        OBJECTIVES, STRATEGIES AND RISKS

The Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund's definition of long term investment success is making it and keeping it. The Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise.

Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means that the Fund may invest more than 20% of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of its normal asset allocation process. A description of how the Fund allocates its assets and makes individual securities selections follows.

HOW THE FUND ALLOCATES ASSETS

The Adviser allocates the Fund's investments among the three asset classes as follows:

FIRST, the Adviser analyzes the global bond market with the goal of determining the risks and returns that debt securities issued by governments and companies in the United States and in foreign countries present over the next one to five years.

NEXT, the Adviser assesses the probability that common stocks of United States and foreign companies as an asset class will perform better than the global bond market. In doing so, it considers The Leuthold Group's Global Major Trend Index. This proprietary index comprises over 100 individual components that The Leuthold Group evaluates weekly.

FINALLY, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of the Fund.

HOW THE FUND MAKES INDIVIDUAL SECURITY SELECTIONS

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:


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                                                                    PROSPECTUS 5

For investments in bonds and debt securities (other than money market instruments) the Adviser will first compare the anticipated returns and risks of U.S. government debt securities, foreign government debt securities (without limitation as to rating) and domestic and foreign corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds, exchange-traded funds or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield or "junk" bonds.

For investments in common stocks and other equity securities, the Adviser uses the Global Group Strategy as well as other quantitative investment strategies.

In addition to investing in individual stocks, the Fund may invest in mutual funds, exchange-traded funds, unit investment trusts or closed-end investment companies which invest in a specific category of common stocks. The Fund may do so to obtain (a) exposure to certain foreign markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

NON-PRINCIPAL RISKS FOR THE FUND

In addition to the principal risks discussed beginning on page 2, there are other risks associated with the various securities in which the Fund will at times invest. These include:

RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

RISKS ASSOCIATED WITH SMALL CAP STOCKS. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Fund may invest directly, or indirectly in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund, or investment companies in which it invests, to sell a high yield security at the price at which it is being valued for purposes of calculating net asset value.

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If the Fund purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Fund's outstanding options does not exist.

ADDITIONAL COSTS ASSOCIATED WITH REGISTERED INVESTMENT COMPANIES. When the Fund invests in a registered investment company, including exchange-traded funds, the Fund's shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and

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6 PROSPECTUS
investment advisory fees) but also, indirectly, similar expenses of the registered investment companies in which the Fund invests.

RISKS ASSOCIATED WITH INVESTING IN METALS. The Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments the Fund may enter into agreements where it "pre-pays" for metals which are delivered at a later date ("Pre-Paid Physical Agreements"). The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. There is also the risk that parties that act as custodians for the metals held by the Fund or with which it has entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


                                 MANAGEMENT OF
                                   THE FUND

LEUTHOLD WEEDEN CAPITAL MANAGEMENT MANAGES THE FUND'S INVESTMENTS

Leuthold Weeden Capital Management is the investment adviser to the Fund. The Adviser's address is:

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                  33 South Sixth Street
                  Suite 4600
                  Minneapolis, MN 55402


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The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The annual investment advisory fee that the Fund pays to the Adviser is 1.25%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser will be available in the Fund's latest semi-annual report to shareholders for the period ending March 31.

The following table identifies the portfolio managers for the Fund. The portfolio managers are equally responsible for the day-to-day management of the Fund.

Steven C. Leuthold                      Douglas R. Ramsey, CFA
(team leader)
Matthew B. Paschke, CFA

Mr. Leuthold is the chief investment officer and a managing member of the Adviser. Mr. Leuthold also has been Chairman and portfolio manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Paschke is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2000. Mr. Ramsey is a portfolio manager of the Adviser and has been a Senior Analyst of the Leuthold Group since 2005. Prior to joining the Leuthold Group, Mr. Ramsey served as the Chief Investment Officer for Treis Capital Management from 2004 to 2005. Mr. Ramsey

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                                                                    PROSPECTUS 7
served as a portfolio manager for Principal Global Investors from 1997 through 2003.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

12b-1 PLANS

The Fund (Retail Shares) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Institutional Shares of the Fund are not subject to any distribution (12b-1) fees.


                            THE FUND'S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If market quotations are not available or reliable, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

The Fund's NASDAQ symbol for its Retail Shares is "GLBLX" and its Institutional Shares is "GLBIX".

                               PURCHASING SHARES

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

HOW TO PURCHASE SHARES FROM THE FUND

     >    Read this Prospectus carefully.

     > Determine how much you want to invest, keeping in mind the following minimums. (The Fund reserves the right to waive or reduce the minimum initial investment amounts described below for purchases

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8 PROSPECTUS
          made through certain retirement, benefit and pension plans, or for certain classes of shareholders.)

             NEW ACCOUNTS
             Leuthold Global Fund
               (Institutional Class) .........................   $1,000,000
             Individual Retirement
               Accounts (other than
               Institutional Class) ..........................   $    1,000
             Coverdell Education Savings
               Account .......................................   $    1,000
             All other accounts ..............................   $   10,000*

--------------------------------
* THE FUND MAY, BUT IS NOT REQUIRED TO, ACCEPT INITIAL INVESTMENTS OF NOT LESS THAN $1,000 FROM INVESTORS WHO ARE RELATED TO, OR AFFILIATED WITH, SHAREHOLDERS WHO HAVE INVESTED $10,000 IN THE FUND.

EXISTING ACCOUNTS
Dividend reinvestment ...........    No Minimum
Automatic Investment Plan .......      $ 50
All other accounts ..............      $100

     > Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to the Fund's confirmation statements. (The Fund has additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

     > Make your check payable to "Leuthold Global Fund". All checks must be in U.S. dollars drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated online bill paychecks or any conditional order or payment. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

Send the application and check to:

--------------------------------------------------------------------------------

     FOR FIRST CLASS MAIL
     Leuthold Funds, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY SERVICE
     OR REGISTERED MAIL
     Leuthold Funds, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     615 East Michigan Street, 3rd Floor
     Milwaukee, WI 53202-5207

--------------------------------------------------------------------------------

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you are making an initial investment in the Fund, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon

--------------------------------------------------------------------------------
                                                                    PROSPECTUS 9
receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds. FUNDS SHOULD BE WIRED TO:

--------------------------------------------------------------------------------

     U.S. Bank, N.A.
     777 E. Wisconsin Ave.
     Milwaukee, WI 53202
     ABA #075000022

     CREDIT:
     U.S. Bancorp Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     Leuthold Global Fund
     (shareholder registration)
     (shareholder account number)

--------------------------------------------------------------------------------

PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

CHOOSING A SHARE CLASS FOR THE FUND

The Fund offers two classes of shares, Retail Shares and Institutional Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Shares of the Fund are subject to distribution (12b-1) fees of up to 0.25% of the Fund's average daily net assets allowable to Retail Shares, whereas Institutional Shares are not subject to any distribution fees.

Retail Shares are available for purchase by all types of investors. Institutional Shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Shares.

If you qualify as a purchaser of Institutional Shares, but your account is invested in Retail Shares, you may convert your Retail Shares to Institutional Shares based on the relative net asset values of the two Classes on the conversion date.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as investment alternatives in the programs they offer or administer. Depending on your Servicing Agent's arrangements with the Fund, you may qualify to purchase Institutional Shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class for the Fund" above for more information or contact your Servicing Agent. Servicing agents may:

     > Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Fund's minimum purchase requirement.

     > Use procedures and impose restrictions that may be in addition to, or different

--------------------------------------------------------------------------------
10 PROSPECTUS
          from, those applicable to investors purchasing shares directly from the Fund. Please contact your Servicing Agent for information regarding cut-off times for trading the Fund.

     > Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     > Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     > Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on behalf of the Fund). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

The Fund may reject any share purchase application for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (ACH). The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Fund offers a telephone purchase option pursuant to which money will be moved from the shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order. The minimum transaction amount for a telephone purchase is $100.

The Fund offers the following retirement plans:

                            TRADITIONAL IRA
                            ROTH IRA
                            SEP IRA
                            SIMPLE IRA

The Fund recommends that investors consult with a competent financial and tax advisor regarding

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 11
the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886.


                               REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL
Prepare a letter of instruction containing:

     >    account number(s)

     >    the amount of money or number of shares being redeemed

     >    the name(s) on the account

     >    daytime phone number

     > additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:

     > The redemption proceeds are sent to any person, address or bank account not on record.

     > The redemption request is received within 30 days after an address change.

     >    If ownership is changed on your account.

     >    When establishing or modifying certain services on an account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserves the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE
GUARANTEE.

Send the letter of instruction to:

--------------------------------------------------------------------------------

      FOR FIRST CLASS MAIL
      Leuthold Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI 53201-0701

      FOR OVERNIGHT DELIVERY SERVICE
      OR REGISTERED MAIL
      Leuthold Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street, 3rd Floor
      Milwaukee, WI 53202-5207

--------------------------------------------------------------------------------

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account, or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee. Further documentation may be requested from

--------------------------------------------------------------------------------
12 PROSPECTUS
corporations, executors, administrators, trustees and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified.

CALL U.S. BANCORP FUND SERVICES, LLC AT 1-800-273-6886. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM USING A SYSTEMATIC WITHDRAWAL PLAN

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Fund and you may terminate the Plan, by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least 30 days prior to effective date. The Systematic Withdrawal Plan is not available to holders of Institutional Shares of the Fund.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

     > U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

     > U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

     > A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

     > For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.

     > For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 13
          a telephone redemption on a date no later than the seventh day after the redemption request.

     > Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

     > The Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee) or shares redeemed through designated systematic withdrawal plans.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Fund, shareholders should consider the following:

     >    The redemption may result in a taxable gain.

     > Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

     > The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     > If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     > U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     > U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

     > The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

     > U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

     > If your account balance falls below $1,000 with respect to Retail Shares, or falls below $1,000,000 with respect to Institutional

--------------------------------------------------------------------------------
14 PROSPECTUS

          Shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more, or $1,000,000 or more, as applicable. If you do not, the Fund may close your account and mail the redemption proceeds to you, or, with respect to Institutional Shares, the Fund may convert your Institutional Shares to Retail Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES OF THE FUND

Frequent purchases and redemptions of the Fund's shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Fund by:

1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of fund shares;

2. Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in the Fund, including those who invest through omnibus accounts at intermediaries such as broker-dealers. The Fund relies on intermediaries to determine when a redemption occurs within 5 business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary's omnibus accounts works and any differences between the Fund's redemption fee procedures and the intermediary's redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur. The Fund may, in its sole discretion, waive the redemption fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies.


                               EXCHANGING SHARES

ELIGIBLE FUNDS
Shares of the Fund may be exchanged for shares of:

     >    Leuthold Asset Allocation Fund (Retail Class only)

     >    Leuthold Select Equities Fund

     >    Leuthold Undervalued and Unloved Fund

     >    Grizzly Short Fund

     > Leuthold Core Investment Fund (Retail Class only, if open for investment)

     >    Leuthold Select Industries Fund (if open for investment)

     >    First American Prime Obligations Fund

at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC, advises First

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 15

American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for a prospectus describing the other Leuthold Funds identified above and the First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Leuthold Asset Allocation Fund, the Leuthold Undervalued and Unloved Fund and the Leuthold Core Investment Fund impose a fee equal to 2% of the dollar value of the shares exchanged within 5 business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.

The exchange fee operates in the same manner as the redemption fee discussed above under the caption "Frequent Purchases and Redemptions of Shares of the Fund," including the ability of the Fund to waive the exchange fee in certain limited circumstances.

HOW TO EXCHANGE SHARES

1. Read this Prospectus (and, if applicable, the prospectus for the other Leuthold Funds or the First American Prime Obligations Fund) carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional shares of the Fund.

CASH DIVIDEND OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Fund.

ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.

The Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of the Fund's dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that normally its distributions will consist of both ordinary income (including dividend income) and long-term capital gains.


                             FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

--------------------------------------------------------------------------------
16 PROSPECTUS

                     LEUTHOLD WEEDEN CAPITAL MANAGEMENT &
                              LEUTHOLD FUNDS, INC.
                     NOTICE OF PRIVACY POLICY & PRACTICES

Leuthold(1) recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number and information about a customer's investment goals and risk tolerance;

o ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

o CORRESPONDENCE, written, telephonic or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law - for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold's customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We permit only authorized individuals who are trained in the proper handling of individual investor information, and who need to access this information to perform their duties, to have access to your personal information. In addition, all of our employees are subject to our internal policies, which are reinforced in our Employee Manual and we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information from unauthorized use.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.

---------------
(1) For purposes of this notice, the term "Leuthold" includes Leuthold Weeden Capital Management and Leuthold Funds, Inc.



                          NOT PART OF THE PROSPECTUS.

To learn more about the Leuthold Global Fund, you may want to read its Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

The SAI is available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The Fund also makes available the SAI, free of charge, on its Internet website (http://www.leutholdfunds.com).

Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.

--------------------------------------------------------------------------------


            Leuthold Funds, Inc.
            33 South Sixth Street, Suite 4600
            Minneapolis, MN 55402
            1-888-200-0409


--------------------------------------------------------------------------------

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

--------------------------------------------------------------------------------

            Public Reference Section
            Securities and Exchange Commission
            Washington, D.C. 20549-0102

--------------------------------------------------------------------------------

Please refer to the Fund's Investment Company Act File No. 811-09094 when seeking information about the Fund from the Securities and Exchange Commission.